UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers

On March 26, 2020, Floor & Decor Holdings, Inc. (the “Company”) announced temporary reductions in the base salaries of its named executive officers in response to the current business environment as impacted by the evolving novel coronavirus (COVID-19) pandemic. Effective March 27, 2020, Thomas V. Taylor, Chief Executive Officer, will receive no salary other than an amount covering benefits provided by the Company. The base salary of Lisa G. Laube, President and Trevor S. Lang, Executive Vice President and Chief Financial Officer, will be reduced by 50%. In addition, the base salaries of all other members of the Company’s senior management team, as well as other salaried teammates, were temporarily reduced by graduated amounts. The Board of Directors has also agreed to a temporary suspension of its retainer fees.

Forward-Looking Statements

This Form 8-K may include statements that constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K, are forward-looking statements. Forward looking statements include any statements regarding the Company’s strategic and operational plans, future performance or financial condition and may often be identified by the use of words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” “focused on” or “continue” and other similar expressions that predict or indicate future events or trends.

Forward looking statements speak only as of the date hereof and are not guarantees of future events, results, performance or achievements. These statements are based on the Company’s current expectations, assumptions, estimates and projections and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results to be materially different from those expressed or implied by the forward-looking statements, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission. Except as required by applicable law, the Company does not plan to update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date:	March 26, 2020	By:	/s/ David V. Christopherson
		Name:	David V. Christopherson
		Title:	Executive Vice President, General Counsel, and Secretary